UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

FILED BY THE REGISTRANT [X]

FILED BY A PARTY OTHER THAN THE REGISTRANT [X]

CHECK THE APPROPRIATE BOX:

[_]   Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[_]   Definitive Additional Materials
[_]   Soliciting Material Under Rule 14a-12

                           IMMTECH INTERNATIONAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

       (Name of Person(s) Filing Proxy Statement if other than Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X]   No fee required.
[_]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES: N/A

(2) AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES: N/A

(3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED): N/A

(4) PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION: N/A

(5) TOTAL FEE PAID: N/A

[_]   Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing:

(1) AMOUNT PREVIOUSLY PAID: N/A

(2) FORM, SCHEDULE OR REGISTRATION STATEMENT NO.: N/A

(3) FILING PARTY: N/A

(4) DATE FILED: N/A

                           IMMTECH INTERNATIONAL, INC.
                          150 Fairway Drive, Suite 150
                          Vernon Hills, Illinois 60061

DEAR FELLOW STOCKHOLDER:

            You are cordially invited to attend the 2002 Annual Meeting of Stockholders on November 15, 2002, at 10:00 A.M. at the Westin O'Hare, 6100 River Road, Rosemont, Illinois 60018. A Notice of the Annual Meeting, Proxy Statement and Proxy Card are enclosed with this letter.

            We encourage you to read the Notice of Annual Meeting and Proxy Statement so that you may be informed about the business to come before the meeting. We hope that you will find it convenient to attend the Annual Meeting in person.

            WHETHER OR NOT YOU EXPECT TO ATTEND, PLEASE PROMPTLY SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD IN THE RETURN ENVELOPE PROVIDED TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING AND THE PRESENCE OF A QUORUM. IF YOU DO ATTEND THE ANNUAL MEETING, YOU MAY WITHDRAW YOUR PROXY SHOULD YOU WISH TO VOTE IN PERSON.

            Also enclosed with this Proxy Statement is a copy of our Annual Report to Stockholders. Additional copies may be obtained by writing to Immtech International, Inc., 150 Fairway Drive, Suite 150, Vernon Hills, Illinois 60061,
Attention: Mr. Gary C. Parks.

            On behalf of the Board of Directors, I would like to express Immtech's appreciation for your continued support.


                                        Sincerely,


                                        /s/ T. Stephen Thompson
                                        ----------------------------------------
                                        T. Stephen Thompson
                                        President and Chief Executive Officer

October 21, 2002

                           IMMTECH INTERNATIONAL, INC.
                          150 Fairway Drive, Suite 150
                          Vernon Hills, Illinois 60061

================================================================================

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD NOVEMBER 15, 2002

================================================================================

To the Stockholders of Immtech International, Inc.:

            The Board of Directors cordially invites you to attend our Annual Meeting of Stockholders ("Annual Meeting") on November 15, 2002 at 10:00 A.M., at the Westin O'Hare, 6100 River Road, Rosemont, Illinois 60018, for the following purposes:

o Election of Directors - to elect five directors to serve until the next annual meeting of the stockholders and until their successors are elected and qualified or their earlier resignation, removal, disqualification or death,

o Proposal No. 1 - to approve an amendment to our 2000 Stock Incentive Plan to increase the number of shares of Common Stock reserved for issuance thereunder from 350,000 shares to 1,100,000 shares (a copy of the First Amended and Restated 2000 Stock Incentive Plan is attached hereto as Appendix A),

o Proposal No. 2 - to approve the issuance of Common Stock issuable upon conversion of Series A Convertible Preferred Stock, $0.01 par value, held by certain officers and directors of the Company,

o Proposal No. 3 - to ratify the selection of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending March 31, 2003, and

o to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

            Only stockholders of record at the close of business on October 2, 2002 will be entitled to notice of the Annual Meeting and to vote on any matters which come before the meeting or any adjournment or postponement thereof. Whether or not you plan to attend the Annual Meeting, your stock should be represented. To insure that your vote is counted, please complete, sign, date and mail the enclosed Proxy Card in the accompanying envelope even if you plan to attend the Annual Meeting. Returning the Proxy Card will not limit your right to vote in person or to attend the Annual Meeting, but will insure your representation if you cannot attend. Your proxy is revocable at any time prior to its use.


                                        By order of the Board of Directors,


                                        /s/ Gary C. Parks
                                        ----------------------------------------
                                        Gary C. Parks
                                        Secretary, Immtech International, Inc.

October 21, 2002
Vernon Hills, Illinois

                           IMMTECH INTERNATIONAL, INC.

================================================================================

                                 PROXY STATEMENT

================================================================================

                       ANNUAL MEETING OF THE STOCKHOLDERS
                          TO BE HELD NOVEMBER 15, 2002

            The Board of Directors (the "Board") of Immtech International, Inc., a Delaware corporation ("Immtech," "we," "us," "our" or the "Company"), hereby solicits your proxy for use at the 2002 Annual Meeting of Stockholders to be held on Friday, November 15, 2002, at 10:00 A.M. at the Westin O'Hare, 6100 River Road, Rosemont, Illinois 60018, and at any adjournment or postponement thereof (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders ("Notice"). This Proxy Statement, Notice and Proxy Card are first being mailed to stockholders of record as of October 2, 2002 on or about October 21, 2002.

            By completing the attached Proxy Card you appoint T. Stephen Thompson as your representative at the Annual Meeting. If you sign and return your Proxy Card, Mr. Thompson will vote your shares as you instruct on the Proxy Card. If you sign and return your Proxy Card, but fail to instruct how to vote your shares, Mr. Thompson will vote your shares in favor of the slate of directors nominated by the Board and "for" the proposals set forth on the Proxy Card. This way your shares will be voted whether or not you attend. We recommend you vote by proxy in advance of the Annual Meeting even if you plan to attend just in case your plans change and you are then unable to attend.

            The Board does not know of any matters to be presented at the Annual Meeting other than those listed on the Notice and described in this Proxy Statement. If a matter comes up for vote that is not covered by your proxy, Mr. Thompson will vote your shares in accordance with his judgment if you have signed and returned your Proxy Card, and authorized him to do so.

            The Board encourages you to attend the Annual Meeting in person. If you decide to change your vote, you may revoke your proxy any time before the voting begins at the Annual Meeting by (i) giving notice of revocation to the Secretary of Immtech, (ii) submitting a signed proxy bearing a date later than the date of the Proxy Card or (iii) attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, in itself, constitute revocation of a proxy. Our principal executive offices are located at 150 Fairway Drive, Suite 150, Vernon Hills, Illinois 60061 and our telephone number is (847) 573-0033.

                             PURPOSE OF THE MEETING

            At our Annual Meeting the stockholders will be asked to consider and vote upon the following matters:

o Election of Directors - to elect five directors to serve until the next annual meeting of the stockholders and until their successors are elected and qualified or their earlier resignation, removal, disqualification or death,

o Proposal No. 1 - to approve an amendment to our 2000 Stock Incentive Plan ("2000 Plan") to increase the number of shares of Common Stock reserved for issuance thereunder from 350,000 shares to 1,100,000 shares (a copy of the First Amended and Restated 2000 Stock Incentive Plan is attached hereto as Appendix A),

o Proposal No. 2 - to approve the issuance of Common Stock issuable upon conversion of Series A Convertible Preferred Stock, $0.01 par value ("Series A Stock"), held by certain officers and directors of the Company,

o Proposal No. 3 - to ratify the selection of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending March 31, 2003, and

o to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

                                  VOTING RIGHTS

            The Board has fixed the close of business on October 2, 2002, as the record date (the "Record Date") for determination of stockholders entitled to notice of and to vote at the Annual Meeting. Holders of record of our Common Stock, Series A Stock and Series B Stock at the close of business on the Record Date will be entitled to vote together as a single class on all matters that come before the meeting. At the close of business on the Record Date, there were 6,318,052 shares of Common Stock, 150,800 shares of Series A Stock and 75,725 shares of Series B Convertible Preferred Stock, $0.01 par value ("Series B Stock"), outstanding. Each share of Common Stock is entitled to one vote, each share of Series A Stock is entitled to 5.6561 votes and each share of Series B Stock is entitled to 6.25 votes. Each share of Series A Stock and Series B Stock is entitled to the number of votes equal to the number of shares of Common Stock into which such stock is convertible on the Record Date. The Series A Stock conversion rate is determined by dividing the Series A Stock stated value ($25.00) plus accrued but unpaid dividends ($0) as of the Record Date by the $4.42 conversion rate set forth in the Company's Certificate of Designation of Series A Convertible Preferred Stock ("Series A Stock Certificate of Designation"). Under this formula, each share of Series A Stock is entitled to
5.6561 votes for a total number of votes of 852,940 for the Series A Stock. Holders of Series A Stock are entitled to the number of votes determined by multiplying the aggregate number of shares of Series A Stock held by 5.6561, rounded to the nearest whole number. The Series B Stock conversion rate is determined by dividing the Series B Stock stated value ($25.00) plus accrued but unpaid dividends ($0) as of the Record Date by the $4.00 conversion rate set forth in the Company's Certificate of Designation of Series B Convertible Preferred Stock. Under this formula, each share of Series B Stock is entitled to
6.25 votes for a total number of votes of 473,281 for the

Series B Stock. Holders of Series B Stock are entitled to the number of votes determined by multiplying the aggregate number of shares of Series B Stock held by 6.25, rounded to the nearest whole number. A total of 7,644,273 votes representing Common Stock, Series A Stock and Series B Stock are entitled to vote at the Annual Meeting. The presence of holders of a majority of the outstanding shares of Common Stock, Series A Stock and Series B Stock entitled to vote, voting as a single class, represented in person or by proxy, constitute a quorum for the transaction of business at the Annual Meeting.

            Assuming the presence of a quorum at the Annual Meeting, (i) those director nominees receiving the most votes (a "plurality") will be elected and
(ii) the affirmative vote of the holders of at least a majority of the shares of Common Stock, Series A Stock and Series B Stock (each of the Series A Stock and Series B Stock voting on an as-if-converted basis as determined above) voting as a single class represented at the meeting is required to (a) approve Proposal No. 1, the adoption of the First Amended and Restated 2000 Stock Incentive Plan (a copy of the First Amended and Restated 2000 Stock Incentive Plan is attached hereto as Appendix A) which increases the number of shares reserved for issuance from 350,000 under the 2000 Plan to 1,100,000 shares of Common Stock, (b) approve Proposal No. 2, the convertibility into Common Stock of Series A Stock held by certain officers and directors of the Company, (c) approve Proposal No. 3, the ratification of the Board's selection of Deloitte & Touche LLP as our independent auditors and (d) approve any other matters that may properly come before the Annual Meeting.

            All properly completed Proxy Cards that are received by us, and not revoked, prior to the voting will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies. If you sign your Proxy Card but fail to direct how to vote your shares, then your shares will be voted in favor of the slate of directors proposed by the Board listed herein, in favor of the proposals recommended by the Board, and any other matters properly brought before the Annual Meeting will be voted in accordance with the judgment of your proxy representative, Mr. T. Stephen Thompson. If you mark the appropriate box on the attached Proxy Card to abstain from voting, then your shares will be counted for purposes of obtaining a quorum but will not be voted in favor of any matter; abstentions therefor have the effect of a vote against any proposal other than the election of directors.

            The term "broker non-votes" refers to shares held by a broker in street name that are present by proxy but are not voted on a matter pursuant to the rules prohibiting brokers from voting on non-routine matters without instruction from the beneficial owner of the shares. If a broker returns a "non-vote" proxy, then the shares represented by such proxy will be counted for the purpose of determining the presence of a quorum. Brokers who do not receive a stockholder's instructions are entitled to vote such stockholder's shares for the election of directors and for Proposal No. 3, ratification of the Board's selection of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending March 31, 2003. Broker "non-votes" will have no effect on the outcome of the election of directors because the five directors receiving the most "for" votes will be elected.

                              ELECTION OF DIRECTORS

            Your vote is requested in favor of five directors to serve until the next annual meeting of stockholders and until their successors are elected and qualified or their earlier resignation, removal, disqualification or death. The Board has selected the following five persons as nominees: T. Stephen Thompson, Harvey R. Colten, M.D., Eric L. Sorkin, Cecilia Chan and Frederick W. Wackerle. If you sign and return your Proxy Card, your shares shall be voted for the director slate nominated by our Board except to the extent that you list the name or names of those nominees for whom you withhold authority.

            Each of the nominees has indicated a willingness to serve. Should any of the nominees become unavailable prior to the Annual Meeting, your proxy representative will vote your shares for the person or persons recommended by the Board.

            THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE BOARD'S NOMINEES FOR DIRECTOR.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND MANAGEMENT

            The following table sets forth, as of September 27, 2002, certain information regarding the beneficial ownership (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of our Common Stock based upon the most recent information available to us for (i) each person known by us to own beneficially more than five (5%) percent of the outstanding Common Stock, (ii) each director, (iii) each of our executive officers whose total annual salary and bonus compensation exceeded $100,000 for the fiscal year ended March 31, 2002 and (iv) all executive officers and directors as a group. Except as otherwise indicated, each listed stockholder directly owned his or its shares and had sole voting and investment power.

                                        NUMBER OF SHARES         PERCENTAGE OF
                                         OF COMMON STOCK      OUTSTANDING SHARES
         NAME AND ADDRESS            BENEFICIALLY OWNED (1)     OF COMMON STOCK
----------------------------------   ----------------------   ------------------

T. Stephen Thompson (2)                  387,757 shares              5.04%
c/o Immtech International, Inc.
150 Fairway Drive, Ste. 150
Vernon Hills, IL  60061

Cecilia Chan (3)                         235,093 shares              2.99%
c/o Immtech International, Inc.
One North End Ave.
New York, NY  10282

Gary C. Parks (4)                         43,504 shares              0.57%
c/o Immtech International, Inc.
150 Fairway Drive, Ste. 150
Vernon Hills, IL  60061

                                        NUMBER OF SHARES         PERCENTAGE OF
                                         OF COMMON STOCK      OUTSTANDING SHARES
         NAME AND ADDRESS            BENEFICIALLY OWNED (1)     OF COMMON STOCK
----------------------------------   ----------------------   ------------------

Harvey Colten, MD (5)                     16,006 shares              0.21%
c/o Office of the Dean
Columbia University
College of Physicians and Surgeons
630 West 168th Street
New York, NY  10032

Eric L. Sorkin (6)                       285,049 shares              3.62%
c/o Immtech International, Inc.
One North End Ave.
New York, NY  10282

Frederick W. Wackerle(7)                  71,422 shares              0.93%
3750 N. Lake Shore Drive
Chicago IL  60613

All executive officers and              1,038,831 shares            12.63%
directors as a group (6 persons)

James Ng (8)                             452,800 shares              5.59%
c/o RADE Management Corporation
New York Mercantile Exchange
Box 415
New York, NY  10282

Criticare Systems, Inc. (9)              456,374 shares              5.97%
20925 Crossroads Circle
Waukesha, WI  53186

Johnson Matthey Public Limited           423,750 shares              5.54%
Company (10)
2-4 Cockspur Street
Trafalgar Square
London SW1Y 5BQ
United Kingdom

Matthey Holdings Limited (10)            423,750 shares              5.54%
2-4 Cockspur Street
Trafalgar Square
London SW1Y 5BQ
United Kingdom

                                        NUMBER OF SHARES         PERCENTAGE OF
                                         OF COMMON STOCK      OUTSTANDING SHARES
         NAME AND ADDRESS            BENEFICIALLY OWNED (1)     OF COMMON STOCK
----------------------------------   ----------------------   ------------------

Matthey Finance Ltd. (10)                423,750 shares              5.54%
2-4 Cockspur Street
Trafalgar Square
London SW1Y 5BQ
United Kingdom

Johnson Matthey Investments,             423,750 shares              5.54%
Ltd. (10)
2-4 Cockspur Street
Trafalgar Square
London SW1Y 5BQ
United Kingdom

Johnson Matthey America Holdings         423,750 shares              5.54%
Limited (10)
2-4 Cockspur Street
Trafalgar Square
London SW1Y 5BQ
United Kingdom

Johnson Matthey Holdings,                423,750 shares              5.54%
Inc. (10)
c/o Organization Service Inc.
103 Springer Building
3411 Silverside Road
Wilmington, Delaware  19810

Johnson Matthey Investments,             423,750 shares              5.54%
Inc. (10)
c/o Organization Service Inc.
103 Springer Building
3411 Silverside Road
Wilmington, Delaware  19810

Johnson Matthey Pharmaceutical           423,750 shares              5.54%
Materials, Inc. (10)
c/o Organization Service Inc.
103 Springer Building
3411 Silverside Road
Wilmington, Delaware  19810

Pharm-Eco Laboratories, Inc. (10)        423,750 shares              5.54%
460 East Swedesford Road
Suite 2000
Wayne, PA  19087

(1) Unless otherwise indicated below, the persons in the above table have sole voting and investment power with respect to all shares beneficially owned by them, subject to applicable community property laws.

(2) Includes 281,941 shares of Common Stock; 45,249 shares of Common Stock upon the conversion of Series A Stock (Series A Stock may not be converted to Common Stock without shareholder approval but is included herein because Series A Stock may be voted on all matters as if converted), and 12,500 shares of Common Stock upon the conversion of Series B Stock; 25,000 shares of Common Stock issuable upon the exercise of warrants as follows: warrant to purchase 20,000 shares of Common Stock at $6.00 per share by February 14, 2007 only after the Series A Stock has been converted, and warrant to purchase 5,000 shares of Common stock at $6.125 per share by September 25, 2007; and 23,067 shares of Common Stock issuable upon the exercise of options as follows: option to purchase 8,872 shares of Common Stock at $0.46 per share by March 21, 2006, and option to purchase 14,195 shares of Common Stock at $1.74 per share by April 16, 2008.

(3) Includes 2,000 shares of Common Stock; 5,781 shares of Common Stock upon the conversion of Series B Stock, and 227,312 shares of Common Stock issuable upon the exercise of warrants as follows: warrant to purchase 51,923 shares of Common Stock at $6.47 per share by July 24, 2004, warrant to purchase 173,077 shares of Common Stock at $6.47 per share by October 12, 2004, and warrant to purchase 2,312 shares of Common Stock at $6.125 per share by September 25, 2007.

(4) Includes 21,602 shares of Common Stock; 2,262 shares of Common Stock upon the conversion of Series A Stock (Series A Stock may not be converted to Common Stock without shareholder approval but is included herein because Series A Stock may be voted on all matters as if converted); 1,000 shares of Common Stock issuable upon the exercise of warrants as follows: warrant to purchase 1,000 shares of Common Stock at $6.00 per share by February 14, 2007 only after the Series A Stock has been converted; and 18,640 shares of Common Stock issuable upon the exercise of options as follows: vested options to purchase 14,195 shares of Common Stock at $1.74 per share by April 16, 2008, and 4,445 vested options to purchase 10,000 shares of Common Stock at $10.00 per share by July 19, 2011.

(5) Includes 1,088 shares of Common Stock and 14,918 shares of Common Stock issuable upon the exercise of options as follows: 2,139 vested options to purchase 7,000 shares of Common Stock at $4.75 per share by December 18, 2006, and 12,779 vested options to purchase 20,000 shares of Common Stock at $10.50 per share by December 28, 2005.

(6) Includes 24,687 shares of Common Stock; 20,362 shares of Common Stock upon the conversion of Series A Stock (Series A Stock may not be converted to Common Stock without shareholder approval but is included herein because Series A Stock may be voted on all matters as if converted); 234,000 shares of Common Stock issuable upon the exercise of warrants as follows: warrant to purchase 51,923 shares of Common Stock at $6.47 per share by July 24, 2004, warrant to purchase 173,077 shares of Common Stock at $6.47 per share by October 12, 2004, and warrant to purchase 9,000 shares of Common Stock at $6.00 per share by February 14, 2007 only after the Series A Stock has been converted; and 6,000 vested options to purchase 27,000 shares of Common Stock at $4.75 per share by December 18, 2006.

(7) Includes 30,124 shares of Common Stock; 13,575 shares of Common Stock upon the conversion of Series A Stock (Series A Stock may not be converted to Common Stock without shareholder approval but is included herein because Series A Stock may be voted on all matters as if converted); 6,000 shares of Common Stock issuable upon the exercise of warrants as follows: warrant to purchase 6,000 shares of Common Stock at $6.00 per share by February 14, 2007 only after the Series A Stock has been converted; and 21,723 shares of Common Stock issuable upon the exercise of options as follows: option to purchase 15,000 shares of Common Stock at $10.50 per share by December 28, 2005, and 6,723 vested options to purchase 22,000 shares of Common Stock at $4.75 per share by December 18, 2006.

(8) Includes 2,800 shares of Common Stock and 320,000 shares of Common Stock issuable upon the exercise of warrants as follows: warrant to purchase 73,845 shares of Common Stock at $6.47 per share by July 24, 2004, and warrant to purchase 246,155 shares of Common Stock at $6.47 per share by October 12, 2004. As beneficial owner of RADE Management Corporation ("RADE"), includes 130,000 shares of Common Stock issuable upon the exercise of warrants as follows: warrant to purchase 30,000 shares of Common Stock at $6.47 per share by July 24, 2004, and warrant to purchase 100,000 shares of Common Stock at $6.47 per share by October 12, 2004.

(9) Includes 456,374 shares of Common Stock. Criticare Systems, Inc. (NASDAQ:
CXIM) designs, manufacturers and markets globally patient monitoring systems and noninvasive sensors for a wide range of hospitals and alternate health care environments.

(10) Pharm-Eco Laboratories is deemed to have acquired 423,750 shares of Common Stock on April 20, 2001. Johnson Matthey Public Limited Company is the ultimate parent company of Johnson Matthey Holdings Limited, Matthey Finance Ltd., Johnson Matthey Investments, Ltd., Johnson Matthey America Holdings Limited, Johnson Matthey Holdings, Inc., Johnson Matthey Investments, Inc., Johnson Matthey Pharmaceutical Materials, Inc., and Pharm-Eco Laboratories, Inc. According to a Schedule 13G filed by Johnson Matthey Public Limited Company, the aforementioned companies are members of a group, each of which has shared voting power and may be deemed to be beneficial owners of the shares of Common Stock.

INFORMATION ABOUT THE NOMINEES, EXECUTIVE OFFICERS AND KEY EMPLOYEES

            The tables below set forth the names and ages of our directors, executive officers and key employees, as well as the positions and offices held by such persons. A summary of the background and experience of each of these individuals is set forth after the table.

         NAME             AGE                 POSITION WITH IMMTECH
----------------------    ---   ------------------------------------------------

T. Stephen Thompson        55   Director, President and Chief Executive Officer

Harvey R. Colten, M.D.     63   Director

Eric. L Sorkin             42   Director

Cecilia Chan               39   Director and Executive Vice President

Frederick W. Wackerle      63   Director

--------------------------------------------------------------------------------

         NAME             AGE                POSITION WITH IMMTECH
----------------------    ---   ------------------------------------------------

Gary C. Parks              52   Treasurer, Secretary and Chief Financial Officer

            T. Stephen Thompson, President, Chief Executive Officer and Director. Mr. Thompson has served as a Director since 1991. He joined Immtech in April 1991 from Amersham Corporation, where he was President and Chief Executive Officer. He was responsible for Amersham Corporation's four North American divisions: Life Sciences, Radiopharmaceuticals, Diagnostics and Quality and Safety Products. In addition, he had direct responsibility for the Clinical Reagent (in vitro diagnostic) Division in the United Kingdom. He was employed by Amersham Corporation from 1986 to 1991. Mr. Thompson has 20 years' experience in healthcare with previous positions as president of a small diagnostic start-up, General Manager of the Infectious Disease and Immunology Business Unit in the Diagnostic Division of Abbott Laboratories from 1981 to 1986, and Group Marketing Manager for the Hyland Division of Baxter International Inc. from 1978 to 1981. Mr. Thompson is a member of the Board of Directors of Matritech, Inc. (Nasdaq: NMPS). Mr. Thompson holds a B.S. from the University of Cincinnati and an M.B.A. from Harvard University.

            Harvey R. Colten, M.D., Director. Dr. Colten is currently Vice President and Senior Associate Dean for Translational Research at Columbia University Health Sciences Division and College of Physicians and Surgeons. From 2000 until 2002, he served as Chief Medical Officer at iMetrikus, Inc., a healthcare Internet company focused on improving the communication between the patient, physician and the medical industry. From 1997 to 2000, he was the Dean of the Medical School and Vice President for Medical Affairs at Northwestern University. He previously served as the Harriet B. Spoehrer Professor and Chair of the

Department of Pediatrics and Professor of Molecular Microbiology at Washington University School of Medicine in St. Louis, Missouri, whose faculty he joined in 1986. He earned a B.A. at Cornell in 1959, an M.D. from Western Reserve University in 1963, and an M.A. (honorary) from Harvard in 1978. He is a member of the American Society for Clinical Investigation, the Society for Pediatric Research, the Association of American Physicians, the American Pediatric Society, the American Association of Immunologists (former secretary and treasurer) and the American Society for Biochemistry and Molecular Biology. He is also a Fellow of the American Association for the Advancement of Science, the American Academy of Allergy and Immunology and the American Academy of Pediatrics. Dr. Colten is a Diplomat of the American Board of Pediatrics, served on the American Board of Allergy and Immunology and was a member of the National Heart, Lung, and Blood Institute Advisory Council and serves on the Board of Directors of the Oasis Institute and the March of Dimes Scientific Advisory Council, in addition to many other Federal and private health groups that advise on scientific and policy issues. He also served as Vice Chairman of the Board of Directors of Parents as Teachers National Center. Dr. Colten has been on editorial boards and advisory committees of several leading scientific and medical journals, including the New England Journal of Medicine, Journal of Clinical Investigation, Journal of Pediatrics, Journal of Immunology, Annual Review of Immunology, Proceedings of the Association of American Physicians and American Journal of Respiratory Cell and Molecular Biology.

            Eric L. Sorkin, Director. Mr. Sorkin is a private investor. Prior to 1994, Mr. Sorkin worked for eleven years at Dean Witter Realty Inc., a wholly-owned subsidiary of Morgan Stanley, which grew to hold an investment portfolio of real estate and other assets of over $3 billion. He became a Managing Director of Dean Witter Realty in 1988 and was responsible for the acquisition, structuring and debt placement of various investments, including real estate, fund management and asset backed securities. Mr. Sorkin managed Dean Witter Realty's retail (shopping center) portfolio of over 2 million square feet, and participated in the development of office, residential, industrial and retail property and in the acquisition of over 5 million square feet of properties. He is a graduate of Yale University with a B.A. in Economics.

            Cecilia Chan, Director and Executive Vice President. Ms. Chan worked as a consultant to Immtech from 1997 to 1999, joined the Company as an employee and officer in 1999 and was appointed to Immtech's Board in November of 2001. As Executive Vice President, she is responsible for strategic and business development, evaluating and creating joint venture opportunities and licensing developments, in addition to directing Immtech's capital resources as Immtech advances through its various stages of development. Prior to joining Immtech, Ms. Chan was a Vice President at Dean Witter Realty Inc. until 1993. During her eight years at that firm, Ms. Chan completed over $500 million in investments and served as Vice President in publicly traded partnerships with assets totaling over $800 million. She graduated from New York University in 1985 with a B.S. in International Business.

            Frederick W. Wackerle, Director. Mr. Wackerle is an author, private investor and President of Fred Wackerle, Inc. He has been an advisor to CEOs and boards of directors and an executive search consultant for the past thirty-five years. Mr. Wackerle specializes in advising corporate boards on management succession and the recruiting of Chief Executive Officer (CEO) positions. In the past ten years, he devoted a significant amount of his time to investing in and advising biotechnology companies on succession planning and recruited CEO candidates and board members for companies that include Biogen, Inc., ICOS Corp., Amylin Pharmaceuticals, Inc., Enzon, Inc., Medtronic Inc. and Ventana Medical Systems. Mr. Wackerle frequently writes management articles for Chicago Crain's Business, recently completed a book on management succession entitled "The Right CEO-Straight Talk About Making CEO Selection Decisions" (Jossey-Bass), and is a graduate of Monmouth College where he has been active on its Board of Trustees. He is also a board member of The Rehabilitation Institute of Chicago.

            Gary C. Parks, Treasurer, Secretary and Chief Financial Officer.
Mr. Parks joined Immtech in January 1994, having previously served at Smallbone, Inc. from 1989 until 1993, where he was Vice President, Finance. Mr. Parks served as Division Controller with International Paper from 1986 to 1989 and prior to that he was Vice President, Finance of SerckBaker, Inc., a subsidiary of BTR plc and a board member of SerckBaker de Venezuela from 1982 to 1986.
Mr. Parks holds a B.A. from Principia College and an M.B.A. from the University of Michigan.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

            The Board held four meetings during the last fiscal year and took action by unanimous written consent on one occasion. Each director attended 75% or more of the aggregate number of Board meetings and Board committees on which he or she served that were held during the period. There are no arrangements between any director or executive officer and any other person pursuant to which the director or officer is to be selected as such. There is no family relationship between the directors, executive officers or persons nominated or appointed by the Board to become directors or executive officers.

            All of our directors will serve until the next annual meeting of stockholders and until their successors have been duly elected and qualified or their earlier resignation, removal, disqualification or death.

            The Board currently has two standing committees: the Audit Committee and the Compensation Committee. The Audit Committee met on four occasions and the Compensation Committee met on one occasion during the fiscal year ended March 31, 2002.

            The principal functions of the Audit Committee are to make recommendations to the Board concerning the engagement of independent public auditors, to monitor and review the quality and activities of the internal audit functions and those of our independent auditors and to monitor the adequacy of the Company's operating and internal controls as reported by management and the independent auditors. The Audit Committee is composed of three independent directors and operates under a written charter adopted by the Board. The present members of the Audit Committee are Eric L. Sorkin, Chairman, Harvey R. Colten, M.D. and Frederick W. Wackerle, all of whom meet the independence requirements of Rule 4200(a)(14) of the Nasdaq Stock Market, Inc. ("Nasdaq") listing standards. The Audit Committee charter was filed as an exhibit to our year 2001 proxy statement.

--------------------------------------------------------------------------------

                          REPORT OF THE AUDIT COMMITTEE

            The members of the Audit Committee have been appointed by the board of directors. The Audit Committee is governed by a charter, which has been approved and adopted by the board of directors and which will be reviewed and reassessed annually by the Audit Committee. The Audit Committee is comprised of three independent directors.

            The following Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this Audit Committee Report by reference therein.

            The Audit Committee assists the board of directors in fulfilling its oversight responsibilities by reviewing (i) the financial reports and other financial information provided by the Company to any governmental body or to the public, (ii) the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics and (iii) the Company's auditing, accounting and financial reporting processes.

            The Audit Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements. The Audit Committee has received from and discussed with the independent auditors their written disclosure and letter regarding their independence from the Company as required by Independence Standards Board Standard No. 1.

            Management is responsible for the preparation and integrity of the Company's financial statements and the independent auditors are responsible for the examination of those statements. The Audit Committee reviewed the Company's quarterly reports on Form 10-Q and audited financial statements for the year ended March 31, 2002, and met with both management and the Company's independent auditors to discuss those quarterly reports and financial statements.

            Based upon these reviews and discussions, the Audit Committee has recommended to the board of directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended March 31, 2002.

            Respectfully submitted,
            The Audit Committee                           October 21, 2002

            Eric L. Sorkin, Chairman
            Harvey R. Colten, M.D.
            Frederick W. Wackerle

--------------------------------------------------------------------------------

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

            Summary Compensation Table. The following table sets forth certain information regarding the compensation of our Chief Executive Officer, Executive Vice President and Chief Financial Officer for the fiscal years ended March 31, 2000, 2001 and 2002.

                                                  Annual           Long-Term
                                                Compensation      Compensation
                                                ------------    ----------------

       Name & Principal Position        Year     Salary ($)     Options/SARs (#)
-------------------------------------   ----    ------------    ----------------

T. Stephen Thompson                     2002      $150,000              0
   President, Chief Executive Officer   2001      $150,000              0
   and Director                         2000      $143,750              0

Cecilia Chan                            2002      $120,000              0
   Executive Vice President and         2001      $ 75,000              0
   Director                             2000      $ 45,000              0

Gary C. Parks                           2002      $125,000          10,000(1)
   Secretary, Treasurer and Chief       2001      $125,000              0
   Financial Officer                    2000      $120,833              0

----------
(1) On July 20, 2001, Mr. Parks was issued options to purchase 10,000 shares of Common Stock at an exercise price of $10.00 per share. Such options vest over three years and expire ten years after date of grant.

            Options/SAR Grants in Last Fiscal Year. The following table sets forth certain information with respect to grants made by the Company of stock options to the executive officers named above during the fiscal year ended March 31, 2002. No stock appreciation rights ("SARs") were granted to the named executive officers during such year.

                              Individual Grants

                         Number of      Percent of Total
                        Securities      Options Granted     Exercise of
                        Underlying      To Employees In      Base Price                      Grant Date Present
Name                  Options Granted     Fiscal Year         ($/Sh.)      Expiration Date       Value ($)
-------------------   ---------------   ----------------    ------------   ---------------   ------------------

T. Stephen Thompson                 0                N/A             N/A               N/A                  N/A

Cecilia Chan                        0                N/A             N/A               N/A                  N/A

Gary C. Parks                  10,000               28.8%         $10.00         7/19/2011                    0

            Aggregate Option/Warrant Exercises in Year Ended March 31, 2002 and Option/Warrant Values at March 31, 2002. The following table sets forth certain information with respect to option and warrant exercises and values of the named executive officers for the fiscal year ended March 31, 2002.

                                                                                     Value of Unexercised
                                                      Number of Unexercised         In-the Money Options at
                                                    Options At March 31, 2002          March 31, 2002(1)
                                                   ---------------------------   ------------------------------

                         Shares       Value
                      Acquired on    Realized
Name                  Exercise (#)     ($)         Exercisable   Unexercisable   Exercisable      Unexercisable
-------------------   ------------   --------      -----------   -------------   -----------      -------------

T. Stephen Thompson         13,066    $58,274(1)        23,067          20,000       $81,941(2)               0
Cecilia Chan                     0          0          225,000               0             0                  0
Gary C. Parks               14,195     61,536(3)        16,140           9,055        43,436(4)               0

(1) Based on the March 28, 2002, market value of $4.80 per share, minus the average per share exercise price of $0.34, multiplied by the number of shares underlying the option/warrant.

(2) Based on the March 28, 2002, market value of $4.80 per share, minus the average per share exercise price of $1.25, multiplied by the number of shares underlying the option/warrant.

(3) Based on the March 28, 2002, market value of $4.80 per share, minus the average per share exercise price of $0.46, multiplied by the number of shares underlying the option/warrant.

(4) Based on the March 28, 2002, market value of $4.80 per share, minus the average per share exercise price of $1.74, multiplied by the number of shares underlying the option/warrant.

EMPLOYMENT AGREEMENTS

            Immtech entered into an employment agreement with Mr. Thompson in 1992 pursuant to which we retained Mr. Thompson as our President and Chief Executive Officer for an annual base salary of $150,000 (subject to annual adjustment by the Board), plus certain fringe benefits and reimbursement for related business expenses. The agreement, which includes confidentiality and non-disclosure provisions, also grants to Mr. Thompson the right to receive an annual bonus to be established by the Board in an amount not to exceed 60% of Mr. Thompson's annual base salary for the year, which Mr. Thompson has declined for each year to date. Mr. Thompson may accept bonus awards in future years but will not be paid a bonus for years previously declined. If the Company breaches the agreement or Mr. Thompson is terminated without cause, he is entitled to all payments which he would otherwise accrue over the greater of nine months from the date of termination or the remaining term under the agreement. The original term of Mr. Thompson's agreement expired on May 11, 1999, and is subject to automatic successive one-year renewals unless terminated by either party upon 30 days' notice. In the event Mr. Thompson's employment with the Company is terminated for any reason, he is restricted from competing with the Company in any business in which the Company (i) is engaged at that time (ii) is planning to become engaged and has made significant monetary investment in order to be engaged or (iii) was engaged at any time during his employment. The non-compete restriction period is 12 months from the date of Mr. Thompson's voluntary termination or an involuntary termination for cause, or for a period of nine months from the date of an involuntary termination, not for cause.

            Except for $12,500 paid to Mr. Thompson during the fiscal year ended March 31, 1998, Mr. Thompson waived any right to receive salary due under his employment agreement prior to June 30, 1998. Beginning July 1, 1998, and continuing until April 30, 1999, Mr. Thompson accepted one-half of his annual salary as full satisfaction of the salary obligation under his employment agreement. Effective May 1, 1999, Mr. Thompson resumed his full salary rate of $150,000 per annum under his employment agreement, but will not be paid amounts previously waived or declined.

DIRECTOR COMPENSATION FOR FISCAL YEAR ENDED MARCH 31, 2002

            Each independent director is generally granted 15,000 options to purchase shares of Common Stock upon joining the Board, 5,000 options for each additional year of Board service and 1,000 options per year for each Board committee appointment. Options are granted at fair market value on the date of grant and generally have a five-year term and vest over three years. Directors must remain on the Board for such options to continue to vest.

            Mr. Frederick W. Wackerle was granted an aggregate of 22,000 options to purchase shares of Common Stock during the fiscal year ended March 31, 2002. He received (i) 15,000 options for joining our Board, (ii) 5,000 options for one year's service on the Board and (iii) 2,000 options for Board committee appointments, 1,000 each for one-year appointment to our Audit Committee and Compensation Committee. All such options have an exercise price of $4.75, an exercise period of five years and vest over three years.

            Mr. Eric L. Sorkin was granted an aggregate of 22,000 options to purchase shares of Common Stock during the fiscal year ended March 31, 2002. He received (i) 15,000 options for joining our Board, (ii) 5,000 options for one year's service on the Board and (iii) 2,000 options for Board committee appointments, 1,000 each for one-year appointment to our Audit Committee and Compensation Committee. All such options have an exercise price of $4.75, an exercise period of five years and vest over three years.

            Dr. Harvey R. Colten was granted an aggregate of 7,000 options to purchase shares of Common Stock. He received (i) 5,000 options for one year's service on the Board and (ii) 2,000 options for Board committee appointments, 1,000 each for one-year appointment to our Audit Committee and Compensation Committee. All such options have an exercise price of $4.75, an exercise period of five years and vest over three years.

COMPENSATION COMMITTEE REPORT

            The Compensation Committee is composed of three independent directors of the Board. The members of the Compensation Committee are Frederick
W. Wackerle, Chairman, Harvey R. Colten, M.D., and Eric L. Sorkin.

--------------------------------------------------------------------------------

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

            The Compensation Committee is comprised of three independent, non-employee directors. It is the Compensation Committee's responsibility to:

      o Make recommendations and report to the board of directors concerning matters of executive compensation,

      o     Administer the Company's 2000 Plan, as amended,

      o     Review compensation plans, programs and policies, and

      o     Monitor the performance and compensation of executive officers.

            The goal of the Company's executive compensation policy is to ensure that an appropriate relationship exists between executive compensation and the creation of stockholder value, while at the same time attracting, motivating and retaining senior management. The Compensation Committee's informal executive compensation philosophy (which applies generally to all Company management, including the Chief Executive Officer) considers a number of factors, which may include:

      o Providing levels of compensation competitive with companies at a comparable stage of development and in the Company's geographic area,

      o Integrating management's compensation with the achievement of performance goals, and

      o Recognizing and providing incentive for individual initiative and achievement.

            The compensation structure of the Company's executive officers, including its Chief Executive Officer, is based on competitive, market-based pay practices and performance evaluations, and generally includes a combination of base salary, discretionary bonuses and stock options. In setting compensation levels, the Compensation Committee considers data regarding compensation practices from a group of biotechnology and pharmaceutical companies that are believed to be generally comparable to the Company. The companies comprising this group are not necessarily included within the peer group index reflected in the performance graph illustrated in this Proxy Statement. In setting our Chief Executive Officer's salary, we applied the same policy as applied in setting the compensation of our other executive officers. Our Chief Executive Officer's base salary for the most recent fiscal year was $150,000 and he received no bonuses or stock option awards in this fiscal year.

            Base salary is not targeted at any particular level within the group of companies considered. Instead, total salary is determined based on a subjective assessment of the executive's performance and the Company's needs. Consistent with its belief that equity ownership by senior management is beneficial in aligning the interests of senior management with those of the stockholders, the Company provides potentially significant long-term incentive opportunities to its senior management through discretionary grants of stock options, thereby emphasizing the potential creation of long-term stockholder value. The Compensation Committee considers stock options effective long-term incentives because an executive can profit only if the value of the Common Stock increases. In making these grants, the Compensation Committee considers its subjective assessment of the Company's future prospects, an executive officer's current level of ownership of the Common Stock, the period during which an executive officer has been in a key position with the Company, individual performance and competitive practices within the comparative group of companies.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

            Section 162(m) of the Internal Revenue Code generally denies a deduction to any publicly held corporation for compensation paid to its chief executive officer and its four other highest-paid executive officers to the extent that any such individual's compensation exceeds $1 million, subject to certain exceptions. The Compensation Committee intends to take actions to minimize the Company's exposure to nondeductible compensation expense under
Section 162(m). While keeping this goal in mind, the Compensation Committee also will try to maintain the flexibility that the Committee believes to be an important element of the Company's executive compensation program.

            The Compensation Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this Compensation Committee Report by reference therein.

            Respectfully submitted,
            The Compensation Committee                    October 21, 2002

            Frederick W. Wackerle, Chairman
            Harvey R. Colten, M.D.
            Eric L. Sorkin

--------------------------------------------------------------------------------

PERFORMANCE GRAPH
-----------------

                                 [GRAPHIC OMITTED]

                          TOTAL RETURN TO SHAREHOLDER'S
                         (DIVIDENDS REINVESTED MONTHLY)

                                                        ANNUAL RETURN PERCENTAGE
                                                              YEARS ENDING

COMPANY NAME / INDEX                                    MAR 00   MAR 01   MAR 02
Immtech International, Inc.                             182.50   -79.65   -16.52
S&P 500 Index                                            11.47   -21.68     0.24
Peer Group                                              160.06   -58.88   -22.00

                                                            INDEXED RETURNS
                                              BASE            YEARS ENDING
                                             PERIOD
COMPANY NAME / INDEX                        26-APR-99   MAR 00   MAR 01   MAR 02
Immtech International, Inc.                       100   282.50    57.50    48.00
S&P 500 Index                                     100   111.47    87.31    87.52
Peer Group                                        100   260.06   106.95    83.42

PEER GROUP COMPANIES
Cubist Pharmaceuticals, Inc. (NASDAQ: CBST)
EntreMed, Inc. (NASDAQ: ENMD)
Texas Biotechnology Corporation (NASDAQ: TXBI)
Triangle Pharmaceuticals, Inc. (NASDAQ: VIRS)

   PROPOSAL NO. 1 - AMENDMENT OF OUR 2000 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES FOR WHICH AWARDS MAY BE GRANTED THEREUNDER FROM 350,000 TO
                                1,100,000 SHARES

            In order to ensure that sufficient shares are available for options over the next few years, the Board has voted to approve, and recommends the stockholders ratify, an amendment to the Company's 2000 Stock Incentive Plan (the "2000 Plan") which increases the number of shares of Common Stock reserved for issuance from 350,000 under the 2000 Plan to 1,100,000 shares, subject to adjustment for stock splits, stock dividends and certain other transactions affecting our capital stock. A copy of the First Amended and Restated 2000 Stock Incentive Plan is included as Appendix A to this Proxy Statement.

            The 2000 Plan enables us to offer competitive compensation to attract and retain top quality personnel, to provide an incentive to achieve long-range performance goals and to enable participation in our long-term growth. Stock options granted under the 2000 Plan are a significant element of compensation for our Company, as they are in the pharmaceutical industry generally. The Board believes that it is essential for our future strength to continue to offer competitive equity compensation to eligible persons.

            The 2000 Plan permits the grant of incentive and nonqualified stock options and restricted stock award (collectively, "Awards") to our employees, directors, consultants, advisors and other eligible persons. No Awards other than stock options have been granted to date. The 2000 Plan is administered by the Compensation Committee of the Board, which determines the persons to whom, and the times at which, Awards are granted, the type of Award to be granted and all other related terms, conditions and provisions of each Award. The Compensation Committee may delegate to one or more officers the power to make Awards to employees who are not executive officers subject to the reporting requirements of Section 16 of the Exchange Act. The 2000 Plan may be amended or terminated at any time by the Board, subject to approval by the stockholders, when such approval is deemed to be necessary or advisable by the Board.

            Although the Compensation Committee has discretion in granting Awards, the exercise price of any incentive stock option ("ISO") may not be less than 100% of the fair market value of our Common Stock on the date of the grant. No ISO granted under the 2000 Plan is transferable by the optionee other than by will or the laws of descent and distribution. Other Awards are transferable to the extent provided by the Compensation Committee. The term of any ISO granted under the 2000 Plan may not exceed ten years, and no ISO may be granted under the 2000 Plan more than ten years from the 2000 Plan's adoption.

            Options are generally granted subject to forfeiture restrictions that lapse over time during the optionee's employment. Vested options are generally cancelled if not exercised within a specified time after termination of the optionee's employment.

OPTIONS GRANTED TO DATE UNDER THE 2000 PLAN AND SHARES AVAILABLE FOR FUTURE
GRANTS

            As of June 30, 2002, we have granted options to purchase an aggregate of 318,250 shares of Common Stock, of which 42,000 grants were subsequently terminated and are again available for issuance pursuant to the terms of the 2000 Plan. As of June 30, 2002, options to purchase 276,250 shares were outstanding under the 2000 Plan, no shares have been issued upon exercise of options granted under the 2000 Plan and there remain 73,750 shares available under the 2000 Plan. Awards and shares reserved under the 2000 Plan are subject to appropriate adjustment in the event of a stock split or other recapitalization.

            The Board considers our ongoing program of granting stock options to be very important to our ability to compete for talent and a significant incentive to promote our success and, therefore, is in the best interests of our stockholders. If this proposal is not approved, the Board will reconsider its approval of the First Amended and Restated 2000 Stock Incentive Plan.

EQUITY COMPENSATION PLANS

            The table below sets forth information regarding securities currently authorized for issuance under the Company's equity compensation plans.

                      EQUITY COMPENSATION PLAN INFORMATION

                                                                                      NUMBER OF SECURITIES REMAINING
                               NUMBER OF SECURITIES TO BE       WEIGHTED-AVERAGE       AVAILABLE FOR FUTURE ISSUANCE
                                 ISSUED UPON EXERCISE OF        EXERCISE PRICE OF        UNDER EQUITY COMPENSATION
                                  OUTSTANDING OPTIONS,        OUTSTANDING OPTIONS,      PLANS (EXCLUDING SECURITIES
       PLAN CATEGORY               WARRANTS AND RIGHTS         WARRANTS AND RIGHTS       REFLECTED IN COLUMN (A))
-------------------------      --------------------------     --------------------    ------------------------------

                                           (a)                         (b)                          (c)

Equity compensation plans         505,474 (1) (2)                  $5.36                     73,750 (3)
     approved by security
     holders

Equity compensation plans                0                          n/a                           0
     not approved by
     security holders

                    Total         505,474 (1) (2)                  $5.36                     73,750 (3)

(1) Includes options to purchase 229,224 shares of Common Stock under the Company's 1992 Stock Option Plan ("1992 Plan") and options to purchase 276,250 Common Stock under the 2000 Plan.

(2) Excludes 42,000 options to purchase Common Stock issued under the 2000 Plan that have terminated pursuant to their terms.

(3) No options are available for issuance under the 1992 Plan and options to purchase 73,750 shares of Common Stock are available under the 2000 Plan.

            THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THIS PROPOSAL NO. 1, WHICH IS TO RATIFY THE AMENDMENT OF THE 2000 PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK ISSUABLE THEREUNDER FROM 350,000 TO 1,100,000 SHARES.

          PROPOSAL NO. 2 - CONVERSION OF SERIES A STOCK HELD BY CERTAIN
                             OFFICERS AND DIRECTORS

            Nasdaq Rule 4350(i)(1)(A) generally prohibits us, as a Nasdaq-listed company, from entering into transactions with our directors or officers (other than pursuant to warrants or rights issued generally to security holders of the issuer or broadly based plans or arrangements offered to all employees) that would result in any officer or director receiving more than 25,000 shares of Common Stock without obtaining stockholder approval.

            In private placements occurring on February 14, 2002, certain officers and directors of the Company assisted us to raise capital to continue our operations and to comply with Nasdaq SmallCap Market maintenance standards by purchasing shares of Series A Stock and warrants to purchase Common Stock. Those officers and directors participated in the private placement offerings at the same price and on the same terms as unaffiliated investors after such price and terms were established in arms'-length negotiations with unaffiliated investors. Pursuant to Nasdaq rules, the participating officers and directors were required to waive their rights to convert their Series A Stock into Common Stock until such time as a majority of the shareholders approve or until they no longer hold such positions with the Company. The table below sets forth the names of and offices held by the officers and directors who participated, the number of shares of Series A Stock (and shares of Common Stock therefore convertible into) and warrants purchased, and the amounts paid therefore.

                                                                                   Increase in
                           Shares of     Shares of                                 Beneficial           Total
                           Series A    Common Stock                Aggregate   Ownership Resulting   Beneficial
Stockholder and Company      Stock     Issuable upon   Warrants    Purchase    from Conversion of     Ownership
Affiliation                Purchased    Conversion     Purchased     Price       Series A Stock      if Approved
------------------------   ---------   -------------   ---------   ---------   -------------------   -----------

T. Stephen Thompson            8,000          45,249      20,000    $200,000                  0.59%         5.04%
President, Chief
Executive Officer and
Director

Eric L. Sorkin                 3,600          20,362       9,000     $90,000                  0.27%         3.62%
Director

Frederick W. Wackerle          2,400          13,575       6,000     $60,000                  0.18%         0.93%
Director

Gary C. Parks                    400           2,262       1,000     $10,000                  0.03%         0.57%
Secretary, Treasurer and
Chief Financial Officer
                           ---------   -------------   ---------   ---------
Totals                        14,400          81,448      36,000    $360,000

            Key provisions of our Series A Stock are (i) a stated value of $25.00, (ii) a $25.00 (plus accrued but unpaid dividends) liquidation preference, (iii) an initial conversion rate of $4.42, which initially equals
5.6561 shares of Common Stock per share and which is subject to adjustment for dilution protection, (iv) optional conversion rights into Common Stock on demand, (v) anti-dilution protection and (vi) rights of participation. The Series A Stock earns a 6% per annum dividend payable, at our option, in cash or shares of Common Stock on each of April 15th and October 15th so long as the Series A Stock remains outstanding. We have the right (i) to redeem for cash some or all of the Series A Stock any time after 30 days' notice at the stated value plus accrued and unpaid dividends (holders of Series A Stock (other than the listed officers and directors, unless Proposal No. 2 is approved by the shareholders) have the right to convert their Series A Stock to Common Stock during the above-mentioned 30-day notice periods) or (ii) to convert some or all of the Series A Stock (other than shares held by the named officers and directors unless Proposal No. 2 is approved) into Common Stock upon 30 days' notice any time after February 13, 2003 (x) at the stated value plus accrued and unpaid dividends if the closing bid price for our Common Stock exceeds $9.00 for 20 consecutive "trading days" (days the principal exchange on which the Common Stock is listed or traded is open for business or, if the Common Stock is no longer listed or traded on an exchange, business days) within 180 days prior to notice of conversion or (y), if the requirements of (x) are not met, at 110% of the stated value plus accrued and unpaid dividends. A complete description of the Series A Stock can be found in the Series A Stock Certificate of Designation and Form of Regulation D Subscription Agreement filed as exhibits to our Current Report on Form 8-K filed with the SEC via its Electronic Data Gathering And Retrieval service ("EDGAR") on February 14, 2002.

            The warrants (i) have an exercise price of $6.00 per share,
(ii) expire five years from the date of grant, (iii) may not be exercised until all Series A Stock held by the initial holder is converted to Common Stock,
(iv) may be redeemed by us for cash at the price of $0.10 per underlying share under certain conditions and (v) contain certain anti-dilution protections. A

Form of Warrant containing the complete warrant terms is filed as an exhibit to our Current Report on Form 8-K filed with the SEC via EDGAR on February 14, 2002.

            If stockholder approval is not obtained, then those officers and directors will continue to hold the Series A Stock and the Company will be prohibited from converting such Series A Stock into Common Stock when otherwise permitted under the Series A Stock Certificate of Designation, thereby preventing the Company from, among other things, terminating payment of dividends on those shares.

            The Board believes that providing for the conversion of the outstanding Series A Stock into Common Stock is in the Company's best interest because, among other benefits listed above, it will permit us to terminate the payment of the 6% dividend and the Series A Stock liquidation preference, which could make it easier for us to raise additional capital from third parties.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

            The named directors and executive officers hold shares of Series A Stock. Approval of this proposal will permit the Company or those directors and executive officers to convert the Series A Stock into Common Stock.

            THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THIS PROPOSAL NO. 2, WHICH IS TO APPROVE THE ISSUANCE OF COMMON STOCK ISSUABLE UPON CONVERSION OF SERIES A STOCK HELD BY THE NAMED OFFICERS AND DIRECTORS.

                    PROPOSAL NO. 3 - RATIFICATION OF AUDITORS

            The Board has appointed the firm of Deloitte & Touche LLP, as independent accountants, to be our independent auditors for the fiscal year ending March 31, 2003, and recommends the stockholders vote for ratification of that appointment. Deloitte & Touche LLP served in this capacity for the fiscal year ended March 31, 2002.

            The Board appoints our independent auditors annually and subsequently requests ratification of such appointment by the stockholders at the Company's annual meeting. The decision of the Board is based on the recommendation of the Audit Committee, which reviews and approves in advance the scope of the audit, the types of non-audit services that we will need and the estimated fees for the coming year. The Audit Committee also reviews and approves any non-audit services provided by our independent auditors to ensure that any such services will not impair the independence of the auditors.

            Before making its recommendation to the Board for appointment of Deloitte & Touche LLP, the Audit Committee carefully considered that firm's qualifications as independent auditors, which included a review of Deloitte & Touche LLP's performance in prior years, as well as its reputation for integrity and competence in the fields of accounting and auditing. The Audit Committee expressed its satisfaction with Deloitte & Touche LLP in these respects.

            THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THIS PROPOSAL NO. 3, WHICH IS THE RATIFICATION OF

DELOITTE & TOUCHE LLP AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING MARCH 31, 2003.

INDEPENDENT AUDITORS

            Deloitte & Touche LLP acted as our independent auditors for the fiscal years ended March 31, 1999 through March 31, 2002, and is selected by the Board to continue for the current fiscal year. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting, with the opportunity to make a statement should they desire to do so, and be available to respond to appropriate questions.

Audit Fees

            The estimated aggregate fees billed by Deloitte & Touche LLP for professional services rendered for the audit of our annual financial statements for the fiscal year ended March 31, 2002 and for the reviews of the financial statements included in our Quarterly Reports on Form 10-Q for that fiscal year were $103,258.

Financial Information Systems Design and Implementation Fees

            Deloitte & Touche LLP did not provide to us any services related to financial information systems design and implementation during the fiscal year ended March 31, 2002.

All Other Audit Fees

            The aggregate fees billed by Deloitte & Touche LLP for services rendered to us, other than the services described above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees," for the fiscal year ended March 31, 2002, were $45,583.

            The Audit Committee has determined that the provision of such non-audit services is compatible with maintaining the independence of the independent auditors and has determined there is no conflict of interest.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

            None.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

            Federal securities laws require directors, executive officers and beneficial owners of more than 10% of our Common Stock to file with the SEC reports of their initial ownership and subsequent acquisitions, dispositions or other transfers. We must disclose whether any person required to file such a report may have failed to do so in a timely manner. To our knowledge and except as previously reported, all of our directors, executive officers and beneficial owners of more than 10% of our Common Stock subject to such reporting obligations satisfied their reporting obligations for the fiscal year ended March 31, 2002.

ANNUAL REPORT AND FINANCIAL STATEMENTS

            A copy of our Annual Report on Form 10-K for the fiscal year ended March 31, 2002, including audited financial statements, accompanies this Notice of Annual Meeting and Proxy Statement. No portion of the Annual Report on Form 10-K is incorporated herein or is considered to be proxy-soliciting material.

            We will provide without charge additional copies of our Annual Report on Form 10-k for the fiscal year ended March 31, 2002, to any stockholder upon written request. Requests should be directed to Immtech International, Inc., 150 Fairway Drive, Suite 150, Vernon Hills, Illinois 60061, attn: Mr. Gary
C. Parks.

SOLICITATION OF PROXIES

            Our officers, directors and employees may solicit proxies from stockholders. We pay no additional compensation to our officers, directors or employees for such solicitation. Solicitations may be made personally, or by mail, facsimile, telephone, telegraph or messenger. We may reimburse brokers and other persons holding shares in their names or in the names of nominees for expenses in sending proxy materials to beneficial owners and obtaining proxies from such owners. All of the costs of solicitation of proxies will be paid by Immtech.

OTHER MATTERS

            The Board does not intend to bring any other business before the meeting, and the Board is not currently aware of any other matters to be voted on at the Annual Meeting except as disclosed in the Notice of Annual Meeting of Stockholders. However, if any other matters are properly presented at the Annual Meeting, those proxies granting such authority will be voted in respect thereof in accordance with the judgment of the stockholders' proxy representative.

STOCKHOLDERS' PROPOSALS FOR NEXT ANNUAL MEETING

            Any proposals of stockholders intended to be included in the Proxy Statement for the 2003 annual meeting of the stockholders must be received by us not later than July 1, 2003, and must otherwise comply with applicable requirements and laws. All notices or proposals, whether or not to be included in our proxy materials, must be sent to our principal executive offices at 150 Fairway Drive, Suite 150, Vernon Hills, Illinois 60061.

            Stockholders are urged to mark, sign, date and mail the proxy in the enclosed envelope, postage for which has been provided for mailing in the United States. Your prompt response is appreciated.


                                        By order of the Board of Directors,


                                        /s/ T. Stephen Thompson
                                        ----------------------------------------
                                        T. Stephen Thompson
                                        Chairman of the Board

Dated: October 21, 2002

--------------------------------------------------------------------------------
PROXY - IMMTECH INTERNATIONAL, INC.
--------------------------------------------------------------------------------

ANNUAL MEETING OF STOCKHOLDERS
NOVEMBER 15, 2002

The undersigned hereby appoints T. Stephen Thompson as true and lawful agent and proxy ("Proxy") to represent the undersigned at the Annual Meeting of Stockholders of Immtech International, Inc. ("Immtech"), at the Westin O'Hare, 6100 River Road, Rosemont, Illinois 60018, November 15, 2002, at 10:00 A.M. and at any adjournment or postponement thereof, and authorizes said Proxy to vote all shares of Immtech shown on the other side of this card with all the powers the undersigned would possess if personally present thereat.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED ON THE REVERSE SIDE. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NAMED NOMINEES FOR DIRECTOR, "FOR" THE AMENDMENT TO OUR 2000 STOCK INCENTIVE PLAN, "FOR" THE ISSUANCE OF COMMON STOCK ISSUABLE UPON CONVERSION OF THE COMPANY'S SERIES A CONVERTIBLE PREFERRED STOCK, "FOR" THE RATIFICATION OF THE INDEPENDENT AUDITORS AND, WITH RESPECT TO ANY OTHER MATTERS PROPERLY BROUGHT BEFORE THE ANNUAL MEETING, IN ACCORDANCE WITH THE JUDGMENT OF YOUR PROXY. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE PROXY STATEMENT OF IMMTECH DATED OCTOBER 21, 2002, SOLICITING PROXIES FOR THE ANNUAL MEETING.

All previous proxies given by the undersigned to vote at the Annual Meeting or at any adjournment or postponement thereof are hereby revoked.

{Continued and to be signed and dated on reverse side.)

                                    000000 0000000000 0 0000
IMMTECH INTERNATIONAL, INC.
                                    000000000.000 ext
                                    000000000.000 ext
                                    000000000.000 ext
MR A SAMPLE                         000000000.000 ext
DESIGNATION (IF ANY)                000000000.000 ext
ADD 1                               000000000.000 ext
ADD 2                               000000000.000 ext
ADD 3
ADD 4
ADD 5                               HOLDER ACCOUNT NUMBER
ADD 6                               C 1234567890 J N T

[BAR CODE]                          [BAR CODE]

Use a black pen.  Mark with  [X]    [ ] Mark this box with an X if you have made
an X inside the grey areas              changes to your name or address details
as shown in this example.               above.

--------------------------------------------------------------------------------
ANNUAL MEETING PROXY CARD
--------------------------------------------------------------------------------

A - ELECTION OF DIRECTORS

1. The Board of Directors recommends a vote FOR the listed nominees.

                            FOR    WITHHOLD

01 - T. Stephen Thompson    [_]      [_]

02 - Harvey Colten          [_]      [_]

03 - Eric L. Sorkin         [_]      [_]

04 - Cecilia Chan           [_]      [_]

05 - Frederick W. Wackerle  [_]      [_]

B - ISSUES

The Board of Directors recommends a vote FOR the following proposals.

                                                           FOR  AGAINST  ABSTAIN
2. Approve an amendment to Immtech's 2000 Stock Incentive  [_]    [_]      [_]
   Plan to increase the number of shares of Common
   Stock reserved for issuance thereunder from 350,000 shares to 1,100,000 shares.

3. Approve the issuance of Common Stock issuable           [_]    [_]      [_]
   upon conversion of the Company's Series A
   Convertible Preferred Stock, $0.01 par value held by certain officers and directors of Immtech.

4. Ratification of Deloitte & Touche LLP as                [_]    [_]      [_]
   independent auditors.

5. Other Matters                                           [_]    [_]      [_]
   Discretionary authority is hereby granted with respect to such other matters as may properly come before the meeting or any adjournment or postponement thereof.

C - AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR
    INSTRUCTIONS TO BE EXECUTED.

NOTE: Please sign exactly as your name appears herein. When signing as Attorney, Administrator, Executor, Guardian or Trustee, please give your full title as such. If a Corporation, please sign by President or other authorized officer and indicate title. If shares are registered in the names of joint tenants or trustees, each tenant or trustee is required to sign.

Signature 1 - Please keep signature within the box
--------------------------------------------------
|                                                |
--------------------------------------------------

Signature 2 - Please keep signature within the box   Date (mm/dd/yy)
--------------------------------------------------   ---------------------------
|                                                |   |                         |
--------------------------------------------------   ---------------------------

                                   APPENDIX A

                           FIRST AMENDED AND RESTATED
                           IMMTECH INTERNATIONAL INC.
                            2000 STOCK INCENTIVE PLAN

                                    ARTICLE I
                                     GENERAL

            Section 1.01 Purpose. The purpose of the Plan is to enable the Company to attract, retain and reward employees, directors and other individuals who are providing significant services to the Company, by offering such individuals an opportunity to have a greater proprietary interest in and a closer identity with the Company and its financial success through the award of Incentive Stock Options, Nonqualified Stock Options and Stock Awards.

            Section 1.02 Effective Date. The Plan is effective as of March 30, 2000 (the "Effective Date") and shall remain in effect until terminated in accordance with Article VIII; provided, however, in no event may an Incentive Stock Option be granted under the Plan on or after the tenth anniversary of the Effective Date.

            Section 1.03 Participation. Subject to the terms and conditions of the Plan, the Committee shall determine and designate, from time to time, from among the employees, directors and other individuals providing material services to the Company, those persons who will be granted one or more Awards under the Plan, and thereby become Participants in the Plan.

            In the discretion of the Committee, and subject to the terms of the Plan, a Participant may be granted any Award permitted under the provisions of the Plan, and more than one Award may be granted to a Participant. Except as otherwise agreed by the Company and the Participant, or except as otherwise provided in the Plan, an Award under the Plan shall not affect any previous Award under the Plan or an award under any other plan maintained by the Company.

            Section 1.04 Operation and Administration. The operation and administration of the Plan, including the Awards made under the Plan, shall be subject to the provisions of Article VI (relating to operation and administration).

                                   ARTICLE II
                                   DEFINITIONS

            When used in the Plan and initially capitalized, the following words and phrases shall have the meanings indicated:

            Section 2.01 "Award" means any award or benefit granted to any Participant under the Plan, including, without limitation, the grant of Incentive Stock Options, Nonqualified Stock Options and Stock Awards.

            Section 2.02 "Board" means the Board of Directors of the Company.

                                   APPENDIX A

            Section 2.03 "Cause" means, in the reasonable judgment of the Committee, a Participant's habitual intoxication, drug addiction, material theft, proven dishonesty, gross misconduct, embezzlement, fraud, conviction of a felony (whether or not connected with the employment relationship), disclosure of material trade secrets or business information of the Company or use of the facilities or premises of the Company for the conduct of unlawful or unauthorized activities or transactions. The Committee's determination as to whether Cause exists will be final and binding.

            Section 2.04 "Code" means the Internal Revenue Code of 1986, as amended.

            Section 2.05 "Committee" means the Compensation Committee of the Board of Directors. At any time the Board has not appointed such a Committee, the Board shall act as the Committee under the Plan.

            Section 2.06 "Common Stock" means common stock, $0.01 par value, of the Company or such other class of shares or other securities as may be applicable pursuant to the provisions of Section 6.02 of this Plan.

            Section 2.07 "Company" means Immtech International, Inc., a Delaware corporation, and any successor thereto or subsidiary thereof.

            Section 2.08 "Disabled" or "Disability" means a physical or mental disability which, in the reasonable judgment of the Committee based upon a written opinion of a licensed physician who has been approved by the Committee, renders the Participant permanently incapable, after reasonable accommodation, of performing the duties of his or her position. For purposes of determining the post-termination exercise period applicable to an Incentive Stock Option, the term "Disability" shall mean permanent disability within the meaning of Code
Section 22(e)(3). A Participant shall not be considered Disabled unless the Committee determines that the Disability arose prior to such Participant's Termination Date.

            Section 2.09 "Eligible Individual" means an employee of the Company and any other person providing material services to the Company including, without limitation, a person serving as a director, consultant, advisor or independent contractor.

            Section 2.10 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            Section 2.11 "Fair Market Value" means, as of any date with respect to a share of Common Stock, the mean between the closing high bid and low asked prices as reported by the Nasdaq SmallCap Market (or, if not so reported, by the system then regarded as the most reliable source of such quotations); provided that if there are not reported quotations on the given date, the value determined using the reported quotations on the last previous date on which so reported or the value determined in good faith by the Committee.

            Section 2.12 "Incentive Stock Option" means an Option that is intended to satisfy the requirements of an "incentive stock option" within the meaning of Code Section 422.

                                   APPENDIX A

            Section 2.13 "Nonqualified Stock Option" means an Option that is not an Incentive Stock Option.

            Section 2.14 "Option" means an option to purchase shares of Common Stock which is either an Incentive Stock Option or Nonqualified Stock Option.

            Section 2.15 "Participant" means an Eligible Individual who is granted an Award under the Plan.

            Section 2.16 "Plan" means the Immtech International, Inc. 2000 Stock Incentive Plan, as amended from time to time.

            Section 2.17 "Retirement" means, with respect to a Participant, a Termination Date which occurs due to retirement, as described in the retirement policies of the Company. In the case of a Participant who is not an employee of the Company, whether a Termination Date is for Retirement shall be determined by the Committee, in its sole discretion. Until the Company institutes a retirement policy, this provision links retirement to termination of employment after age 60 with at least 5 years of service with the Company.

            Section 2.18 "Stock Award" means an incentive award made under the Plan to an Eligible Individual in accordance with Article IV of the Plan.

            Section 2.19 "Termination Date" means the date the Participant both ceases to be an employee of the Company and ceases to perform services for the Company, including, but not limited to, advisory or consulting services or services as a member of the Board.

                                   ARTICLE III
                                  OPTION AWARDS

            Section 3.01 Eligibility. The Committee shall determine and designate from among the Eligible Individuals, those persons who shall be granted Options and become Participants under the Plan and the number of shares of Common Stock that shall be subject to each such Option.

            Section 3.02 Terms and Conditions of Options. Options granted under the Plan may be Incentive Stock Options or Nonqualified Stock Options, as determined by the Committee in its sole discretion; provided, however, that no Incentive Stock Option shall be awarded to any individual who is not an employee of the Company. To the extent that an Option designated as an Incentive Stock Option does not satisfy the requirements of Section 422 of the Code, it shall be treated as a Nonqualified Stock Option. Each Option granted under the Plan shall be subject to the following terms and conditions, and such other terms and conditions as the Committee deems appropriate.

            (a) Exercise Price. The price of each share of Common Stock subject to an Option shall be determined by the Committee at the time the Option is granted and, in the case of an Incentive Stock Option, shall not be less than the Fair Market Value of a share of Common Stock on the date the Option is granted.

                                   APPENDIX A

            (b) Vesting of Options. The exercise of an Option is contingent on satisfaction of the vesting conditions, if any, established by the Committee with respect to such Option at the time of grant. Such conditions may include, but are not limited to, completion of a specified period of service or achievement of performance goals. If the Committee determines that a Participant has disclosed without the written consent of an authorized officer of the Company, to any person not employed by or engaged to render services to the Company, any material confidential information of the Company, or that the Participant has engaged in material competition with the Company or in any activities otherwise contrary to the best interests of the Company, the Committee may cancel such Participant's outstanding Options, whether or not vested.

            (c) Expiration Date. Unless the Committee determines otherwise, Options awarded under the Plan shall expire and no longer be exercisable on the earliest to occur of:

            (i) The ten-year anniversary of the date the Option was granted;

            (ii) If the Participant's Termination Date occurs by reason of death, Disability or Retirement, the first anniversary of such Termination Date;

            (iii) If the Participant's Termination Date occurs for reasons of Cause, such Termination Date; or

            (iv) If the Participant's Termination Date occurs for any reason other than death, Disability, Retirement or Cause, the three-month anniversary of the Termination Date.

      Unless the Committee determines otherwise, any portion of an Option which is not exercisable on the Participant's Termination Date for any reason shall expire on such Termination Date and may not thereafter be exercised.

            (d) Other Terms. Options granted under the Plan may also be subject to such other provisions (whether or not applicable to any other Options granted under the Plan) as the Committee determines appropriate, including without limitation, provisions to assist the Participant in financing the acquisition of Common Stock, provisions for the forfeiture of, or restrictions on resale or other disposition of Common Stock acquired under any Option, provisions for the acceleration of exercisability or vesting of Options, provisions relating to restrictions on competitive activity, or provisions to comply with Federal and state securities laws, or understandings or conditions as to the Participant's employment in addition to those specifically provided for under the Plan.

            Section 3.03 Rules Applicable to Incentive Stock Options. In addition to the terms and conditions specified elsewhere in the Plan, the following rules shall be applicable to Incentive Stock Options.

            (a) Grant Period. An Incentive Stock Option may not be granted more than ten years after the date the Plan is adopted by the Board of Directors of the Company or approved by stockholders of the Company, whichever is earlier.

                                   APPENDIX A

            (b) Ten Percent-Owner. If a Participant on the date that an Incentive Stock Option is granted owns, directly or indirectly, within the meaning of Section 424(d) of the Code, stock representing more than 10% of the voting power of all classes of stock of the Company, then the exercise price per share shall in no instance be less than 110% of the Fair Market Value per share of Common Stock at the time the Incentive Stock Option is granted, and no Incentive Stock Option shall be exercisable by such Participant after the expiration of five years from the date it is granted.

            (c) Employee Status. To retain favorable Incentive Stock Option tax treatment, the Option holder must be an employee of the Company at all times from the date the Option is granted through a date that is no more than three months prior to the date such Option is exercised (or no more than one year prior to the date such Option is exercised if the Option holder terminates employment due to death or Disability). For this purpose, the first 90 days of an authorized leave of absence (or, if longer, the period the Participant's right to reemployment is guaranteed by statute or contract) shall not be deemed to sever the employment relationship.

            (d) Limitations on Dispositions. To retain favorable Incentive Stock Option tax treatment, Common Stock received upon the exercise of an Incentive Stock Option may not be disposed of prior to the later of two years from the date the Incentive Stock Option is granted or one year from the date the shares of Common Stock are transferred to the Participant upon exercise of the Incentive Stock Option.

            (e) Value of Shares. The aggregate Fair Market Value (determined at the date or dates of grant) of the Incentive Stock Options exercisable for the first time by a Participant during any calendar year shall not exceed $100,000 or any other limit imposed by the Code.

            Section 3.04 Exercise of Options. An Option may be exercised in whole or part, to the extent then exercisable, by filing a written notice with the Secretary of the Company at its corporate headquarters. Such notice shall specify the number of shares of Common Stock to be purchased and must be accompanied by payment of the exercise price and applicable withholding taxes. Such payment may be paid (1) in cash, (2) by check, (3) in the discretion of the Committee, by the delivery (or certification of ownership) of Common Stock that has been held by the Participant at least six months, or (4) in any other manner then permitted by the Committee; provided, however, that payment of the exercise price by delivery of Common Stock then owned by the Participant may be made, if permitted by the Committee, only if such payment does not result in a charge to earnings for financial accounting purposes as determined by the Committee.

            Section 3.05 Conditional Exercise of Options Prior to Full Vesting. The Committee, in its sole discretion, may provide that an Option under the Plan shall be exercisable prior to the satisfaction of the vesting conditions. Any shares received in connection with the exercise of an Option prior to the satisfaction of the vesting conditions shall be subject to such restrictions and limitations, including limitations on transfer, as determined by the Committee in its sole discretion. The Participant shall be required to execute a Restricted Stock Agreement agreeing to such terms as a condition of exercise. Upon change in control, options shall be immediately, fully vested.

                                   APPENDIX A

                                   ARTICLE IV
                         STOCK AWARDS; RESTRICTED STOCK

            Section 4.01 Definition. Subject to the terms of this Article IV, a Stock Award under the Plan is a grant of shares of Common Stock to a Participant, the earning, vesting or distribution of which is subject to one or more conditions established by the Committee in its sole discretion. Such conditions may relate to events (such as performance or continued employment) occurring before or after the date the Stock Award is granted, or the date the Common Stock is earned by, vested in or delivered to the Participant. If the vesting of Stock Awards is subject to conditions occurring after the date of grant, the period beginning on the date of grant of a Stock Award and ending on the vesting or forfeiture of such Common Stock (as applicable) is referred to as the "Restricted Period." Such Stock Award may be referred to as "Restricted Stock" during the Restricted Period. Stock Awards may provide for delivery of the shares of Common Stock at the time of grant, or may provide for a deferred delivery date. A Stock Award may, but need not, be made in conjunction with a cash-based incentive compensation program maintained by the Company, and may, but need not, be in lieu of cash otherwise awardable under such program.

            Section 4.02 Eligibility. The Committee, in its sole discretion, shall designate the Participants to whom Stock Awards are to be granted, and the number of shares of Common Stock that are subject to each such Award.

            Section 4.03 Terms and Conditions of Awards. Stock Awards granted to Participants under the Plan shall be subject to the following terms and conditions:

            (a) Beginning on the date of grant (or, if later, the date of distribution) of shares of Common Stock comprising a Stock Award, and including any applicable Restricted Period, the Participant shall be treated as owner of such shares and shall have the right to vote such shares.

            (b) Payment of dividends with respect to Stock Awards shall be subject to the following:

            (i) On and after the date that a Participant has a fully earned and vested right to the shares comprising a Stock Award, and the shares have been distributed to the Participant, the Participant shall have all dividend rights and any other rights of a stockholder with respect to such shares.

            (ii) Prior to the date that a Participant has a fully earned and vested right to the shares comprising a Stock Award, the Committee, in its sole discretion, may award Dividend Rights (as defined in subparagraph
      (iv) below) with respect to such shares.

            (iii) On and after the date that a Participant has a fully earned and vested right to the shares comprising a Stock Award, but before the shares have been distributed to the Participant, the Participant shall be entitled to Dividend Rights (as defined in subparagraph (iv) below) with respect to such shares, at the time and in the form determined by the Committee.

                                   APPENDIX A

            (iv) A "Dividend Right" with respect to shares comprising a Stock Award shall entitle the Participant, as of each dividend payment date, to an amount equal to the dividends payable with respect to a share of Common Stock multiplied by the number of such shares. Dividend Rights shall be settled in cash or in shares of Common Stock, as determined by the Committee, shall be payable at the time and in the form determined by the Committee, and shall be subject to such other terms and conditions as the Committee may determine.

                                    ARTICLE V
                                 ADMINISTRATION

            Section 5.01 Authority of Committee. The Committee shall have the authority to approve Eligible Individuals for participation; to construe and interpret the Plan; to establish, amend or waive rules and regulations for its administration; and to accelerate the exercisability of any Option or the termination of any restriction under any Award. Awards may be subject to such provisions as the Committee shall deem advisable, and may be amended by the Committee from time to time; provided that no such amendment may adversely affect the rights of the holder of an Award without such Award holder's written consent.

            Section 5.02 Powers of the Committee. The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent.

            Section 5.03 Indemnification. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award made under it. To the maximum extent permitted by applicable law, each such member shall be indemnified and held harmless by the Company against any cost or expense (including legal fees) or liability (including any sum paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act in connection with the Plan, unless arising out of such member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the members may have as employees of the Company, as members of the Board or under the by-laws of the Company.

                                   ARTICLE VI
                        COMMON STOCK SUBJECT TO THE PLAN

            Section 6.01 Common Stock Subject to Plan. The aggregate number of shares of Common Stock that may be issued under the Plan shall not exceed 1,100,000 shares, subject to adjustment in accordance with Section 6.02. In no event shall the number of shares of Common Stock underlying Options awarded to any one individual in any 12-month period exceed 75,000 shares. Shares issued under the Plan may be authorized but unissued shares or shares that are currently held or subsequently acquired by the Company as treasury shares. Any shares subject to an Award which for any reason expires or terminates without the issuance of Common Stock (including, if applicable, Common Stock that is not issued because it is withheld to satisfy tax withholding) shall again be available for issuance of Awards under the Plan.

                                   APPENDIX A

            Section 6.02 Adjustment to Shares. In the event of any merger, consolidation, reorganization, recapitalization, spin-off, stock dividend, stock split, reverse stock split, exchange or other distribution with respect to shares of Common Stock or other change in corporate structure or capitalization affecting the Common Stock, the type and number of shares of Common Stock which are or may be subject to Awards under the Plan and the terms of any outstanding Awards (including the number of shares subject to the Award and the price, if applicable, at which they may be purchased) shall be equitably adjusted by the Committee, in its sole discretion, to preserve the value of the benefits awarded or to be awarded to Participants under the Plan.

                                   ARTICLE VII
                               GENERAL PROVISIONS

            Section 7.01 No Contract of Employment. The Plan does not constitute a contract of employment, and selection as a Participant will not give any individual the right to be retained in the employ of the Company as an employee, advisor or otherwise, nor any right or claim to any benefit under the Plan unless such right or claim has specifically accrued under the terms of the Plan.

            Section 7.02 Shareholder Status. No Award under the Plan shall confer upon the holder thereof any right as a stockholder of the Company prior to the date on which shares of Common Stock are registered in his or her name.

            Section 7.03 Limitations on Distributions. Notwithstanding any other provision of the Plan, the Company shall have no liability to deliver any shares of Common Stock under the Plan or make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity. Prior to the issuance of any share of Common Stock under the Plan, the Company may require a written statement that the recipient is acquiring the shares for investment and not for the purpose or with the intention of distributing the shares and will not dispose of them in violation of the registration requirements of the Securities Act.

            Section 7.04 Withholding of Taxes. All distributions and payments under the Plan are subject to the withholding of all applicable taxes. To the extent permitted by the Committee, payment of the minimum tax withholding required by law on the exercise of a Nonqualified Stock Option may be made by withholding shares of Common Stock otherwise issuable upon such exercise having a Fair Market Value equal to such minimum withholding tax.

            Section 7.05 Non-Transferability. Awards granted under the Plan are not transferable except as designated by the Participant by will or by the laws of descent and distribution. To the extent that a Participant who receives an Option under the Plan has the right to exercise such Option the Option may be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative. Notwithstanding the foregoing, the Committee, in its sole discretion, may permit a Participant to transfer Awards (other than Incentive Stock Options) granted under the Plan to a member of the Participant's immediate family or to a trust for the benefit of the Participant or members of the Participant's immediate family.

                                   APPENDIX A

            Section 7.06 Successors. All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.

            Section 7.07 Gender and Number. Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

            Section 7.08 Agreement with Company. At the time an Award is granted to a Participant under the Plan, the Committee may require a Participant to enter into an agreement with the Company in a form specified by the Committee agreeing to the terms and conditions of the Plan and to such additional terms and conditions not inconsistent with the Plan as the Committee, in its sole discretion, may prescribe.

            Section 7.09 Governing Law. The Plan, and all agreements under the Plan, shall be construed in accordance with and governed by the laws of the State of Delaware.

                                  ARTICLE VIII
                            AMENDMENT AND TERMINATION

            The Board may at any time amend or terminate the Plan, provided that, subject to Section 6.02 (relating to adjustment of shares), no amendment or termination may materially adversely affect the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment or termination is adopted by the Board without such individual's written consent.

            Executed this __ day of September, 2002.


                                        IMMTECH INTERNATIONAL, INC.


                                        By:  ___________________________________
                                        Its: ___________________________________